united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Emile Molineaux, Ultimus Fund Solutions

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 5/31

Date of reporting period: 5/31/23

Item 1. Reports to Stockholders.

Essential 40 Stock Fund

Class I Shares (Symbol: ESSIX)

ANNUAL REPORT

May 31, 2023

1-844-767-3863

Distributed by Northern Lights Distributors, LLC
Member FINRA/SIPC

Dear Essential 40 Stock Fund Shareholder:

We are pleased to deliver this annual report for The Essential 40 Stock Fund (“ESSIX” “Fund”). This report covers the period beginning June 1, 2022 and ending on May 31, 2023.

During the reporting period the Fund gave back some of the outperformance from the previous year. The ESSIX (Essential 40 Stock Fund) returned -1.27% for the 12-month period beginning June 1, 2022 to May 31, 2023. The Fund underperformed the benchmark S&P 500TR Indexi by 4.19%, which returned 2.92% for the reporting period. The Essential 40 Stock Index™ Total Returnii generated a return of -0.99%, which the Fund seeks to track.

As 2022 wrapped up, U.S. stock investors were eager to turn the page as it was a painful and challenging year on a variety of fronts. It was the worst year for the stock market since 2008, with volatility to match: The S&P 500 saw 46 daily moves of 2% or more in either direction, the most since the 2008-09 financial crisis. All three of the major averages suffered their worst year since 2008 and snapped a three- year win streak. After years of zero interest rates that generously assisted financial asset prices, rates screamed higher in response to the aggressiveness of central bank policies implemented to combat the U.S. economy’s soaring inflation. This sling shot up in rates left investors few places to hide as both stocks and bonds moved lower.

Inherently, the essentiality theme that drives the equal-weighted portfolio of forty stocks in the Essential 40 Stock Fund provided a more defensive posture as high beta technology names historically tend to be more sensitive in a rising rate environment. These market-punishing Federal Reserve rate hikes which were designed to combat the steepest inflation in 40 years, forced this timeframe to go down in the books as a year to forget. The old adage of “Make more by losing less” was alive and well in the back half of 2022. Closing out 2022, the Essential 40 Stock Fund finished the year -10.79%, whereas S&P 500TR Index finished the year -18.11%.

In January, the Fund was reweighted back to the equal weight target of each holding. DOW and GM were removed from the Fund and F (Ford) and MPC (Marathon Petroleum Company) were added. This reweighting also allowed the Fund to reestablish exposure to large cap growth names (such as MSFT, GOOGL, AAPL, and FB) while equal weighting the remaining stocks in the portfolio. This rebalance appears to have benefited the Fund as technology came back to life after the Nasdaq 100TRiii was down -32.38% in 2022. The rebalance assisted in the unexpected but, much needed exposure to growth stocks for the surprising snap-back in the first half of 2023 for Mega Capiv Tech stocks. While the 2022 selloff in the S&P 500 has been mostly driven by inflation and the Fed’s assertive tightening (hawkish), American households endured and revealed great resiliency. Growth was dislocated and somewhat staggered primarily due to the parabolic move higher in interest rates. The U.S. consumer stayed strong and corporate earnings again found a way to persevere.

The stock selection process for the index seeks to identify stocks that are deemed essential and vital to the American way of life. This process, coupled with the equal weight methodology of the Fund, offers more downside risk mitigation from broader, macroeconomic risks shared by many market capitalized indices, in our view.

Although the S&P 500 felt like a roller coaster ride inside of this timeframe, we believe that the trajectory of the equity markets will continue to be higher as equites have the ability to find footing despite global headwinds inside of this historically favorable mid-term election year. With volatility expectations diminishing dramatically with the VIXv closing the month of May at 17.94, we expect U.S. equity markets to continue to nudge higher with a 4,600 price target remaining intact for 2023.

As for the second half of 2023, the outlook remains cautiously optimistic. Recession fears on Wall Street and Main Street continue to be pushed out as resiliency in both the consumer and borrowers persists. We do not underappreciate current headwinds: higher than usual inflation, Federal Reserve policy, Russia’s ongoing war on Ukraine and the potential impact this could have on commodity prices, the economic reopening from Covid-19 lockdowns in China and the associated geopolitical tensions between our countries, all of which have helped fuel fears of an imminent recession. However, we feel the equity markets have done a remarkable job of digesting these higher rates and essential companies have revealed their adaptive capabilities in this environment. We believe the equal-weight structure of the Fund, coupled with balanced exposure to various sectors, will provide investors with potentially better risk-adjusted returns as volatility persists in the second half of 2023.

We appreciate your continued support of the Essential 40 Stock Fund (ESSIX), and we look forward to providing a value add to your financial goals.

Sincerely,

Jeff Kilburg

CEO

Essential 40 Stock Fund Goal

The Essential 40 Stock Fund seeks to provide investors a broadly diversified portfolio of U.S. stocks that are believed to be essential and vital to the U.S. economy. This distinct basket of forty stocks is believed to represent the companies that are believed to be essential to the American way of life.

As we believe today’s popular stock market indices do not accurately represent the companies that are essential to the American way of life, the Essential 40 Stock Fund seeks to offer investors a contemporary as well as diversified representation of the U.S. economy. The Essential 40 seeks to provide a refined approach to modern day investing. The Essential 40 Stock Fund seeks to track The Essential 40 Stock Index™ Total Return.

The Methodology

The Essential 40 Stock Fund seeks to represent what we believe to be essential to the economy and the American way of life today. The portfolio security selection process begins with an initial universe of securities with a market capitalization of at least $1 billion. In addition, the rules-based methodology utilizes a qualitative and quantitative approach based upon with companies we believe to be irreplaceable, and we also believe to be too essential to fail in the U.S. economy. The final portfolio is equal weighted, and typically rebalanced annually on the second calendar Monday of January.

The simplistic approach of the Essential 40 Stock Fund is what makes ESSIX distinct. Furthermore, the simplicity seeks to allow investors to easily understand what securities they are holding and why they are holding them. We believe this knowledge and the recognition of the vital importance of the companies in the portfolio differentiates this basket of stocks from other portfolios.

Performance Overview

For the one-year period, the Fund return was -1.27%. For comparison, the S&P 500TR Index showed an increase of 2.92%, while The Essential 40 Stock Index™ Total Return was -0.99%.

Annualized three-year returns for the Fund were 12.99%. For comparison, the S&P 500TR Index showed an increase of 12.92%, while The Essential 40 Stock Index™ Total Return was 13.73%.

[i]	S&P 500 Total Return Index (S&P 500TR) - The S&P 500 Total Return Index, or the Standard & Poor’s 500 Total Return Index, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ, which also assumes that any cash distributions (i.e. dividends) are reinvested back into the index.

ii	The Essential 40 Stock Index Total Return - Total Return, is a gross total return index of FSH Trading, LLC (“FSH”). The index is calculated and distributed by Solactive AG. The Essential 40 Stock Index™ Total Return, is an index of companies providing goods and services that are deemed essential to the American economy and way of life. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

iii	The Nasdaq-100 Total Return Index (NASDAQ 100 TR) is a stock market index made up of equity securities issued by 100 of the largest non-financial companies listed on the Nasdaq stock market.

iv	A Mega Cap stock is typically defined as a company with a market capitalization, or the value of its outstanding shares, above $200 billion.

[v]	VIX is the ticker symbol and the popular name for the Chicago Board Options Exchange’s CBOE Volatility Index, a popular measure of the stock market’s expectation of volatility based on S&P 500 index options.

3226-NLD-07/20/2023

Essential 40 Stock Fund
PORTFOLIO REVIEW (Unaudited)
May 31, 2023

The Fund’s performance figures(*) for the year ended May 31, 2023, compared to its benchmark:

		Annualized
	One Year	Five Year	Since Inception**
Class I	(1.27)%	7.96%	5.11%
S&P 500 Total Return Index^	2.92%	11.01%	10.99%
The Essential 40 Stock Index Total Return ǂ	(0.99)%	8.67%	11.99%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Total returns would have been lower had the Advisor not waived its fees or reimbursed other expenses. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 1.29% for Class I shares per the October 1, 2022 prospectus. For performance information current to the most recent month-end, please call toll-free 1-844-767-3863.

**	Inception date is June 6, 2014. Start of performance is June 11, 2014.

^	S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

ǂ	The Essential 40 Stock Index™ Total Return, is a gross total return index of FSH Trading, LLC. The index is calculated and distributed by Solactive AG. The Essential 40 Stock Index™ Total Return, is an index of companies providing goods and services that are deemed essential to the American economy and way of life. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. On December 4, 2017, the Fund changed its principal investment strategy. Performance prior to December 4, 2017 reflects the performance of the Fund under its previous investment strategy. Effective that date it changed its secondary benchmark to the Essential 40 Stock Index™ Total Return rather than the CBOE VIX Tail Hedge Index to correspond with the Fund’s revised principal investment strategy.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry+ as of May 31, 2023:
Software	10.3%
Internet Media & Services	8.4%
Oil & Gas Producers	6.9%
Technology Services	6.8%
Transportation & Logistics	5.1%
Aerospace & Defense	4.8%
Insurance	4.5%
Health Care Facilities & Services	4.2%
Wholesale-Consumer Staples	4.2%
Other Industries	44.6%
Other Assets in Excess of Liabilities	0.2%
100.0%

+       Based on Total Net Assets as of May 31, 2023

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

ESSENTIAL 40 STOCK FUND
SCHEDULE OF INVESTMENTS
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.8%
	AEROSPACE & DEFENSE - 4.8%
5,898	Boeing Company (a)	$1,213,218
2,680	Lockheed Martin Corporation	1,189,947
		2,403,165
	AUTOMOTIVE - 2.3%
96,938	Ford Motor Company	1,163,256

	BANKING - 2.4%
8,955	JPMorgan Chase & Company	1,215,283

	BIOTECH & PHARMA - 4.1%
7,006	Johnson& Johnson	1,086,351
25,421	Pfizer, Inc.	966,506
		2,052,857
	CABLE & SATELLITE - 2.6%
32,760	Comcast Corporation, Class A	1,289,106

	CHEMICALS - 1.7%
16,003	Nutrien Ltd.	843,358

	COMMERCIAL SUPPORT SERVICES - 2.5%
7,774	Waste Management, Inc.	1,258,766

	CONTAINERS & PACKAGING - 1.9%
33,238	International Paper Company	978,527

	DIVERSIFIED INDUSTRIALS - 1.8%
9,702	3M Company	905,294

	E-COMMERCE DISCRETIONARY - 3.4%
14,081	Amazon.com,Inc. (a)	1,697,887

	ELECTRIC UTILITIES - 2.1%
11,694	Duke Energy Corp.	1,044,157

The accompanying notes are an integral part of these financial statements.

ESSENTIAL 40 STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.8% (Continued)
	HEALTHCARE FACILITIES & SERVICES - 4.2%
13,446	CVS Health Corporation	$914,731
2,510	United Health Group, Inc.	1,222,973
		2,137,704
	HOME CONSTRUCTION - 2.3%
24,427	Masco Corporation	1,180,313

	INSTITUTIONAL FINANCIAL SERVICES - 2.5%
6,997	CME Group, Inc.	1,250,714

	INSURANCE - 4.5%
3,894	Berkshire Hathaway, Inc., Class B (a)	1,250,286
5,504	Chubb Ltd.	1,022,643
		2,272,929
	INTERNET MEDIA & SERVICES - 8.4%
13,976	Alphabet,Inc., Class A (a)	1,717,231
9,501	Meta Platforms, Inc., Class A (a)	2,515,105
		4,232,336
	MACHINERY - 2.2%
11,004	Xylem,Inc.	1,102,601

	OIL& GAS PRODUCERS - 6.9%
48,584	Enterprise Products Partners, L.P.	1,230,633
11,341	Exxon Mobil Corporation	1,158,823
10,627	Marathon Petroleum Corporation	1,114,879
		3,504,335
	RETAIL - CONSUMER STAPLES - 2.6%
2,569	Costco Wholesale Corporation	1,314,198

	RETAIL - DISCRETIONARY - 2.2%
3,871	Home Depot,Inc. (The)	1,097,235

	SEMICONDUCTORS - 2.6%
41,970	Intel Corporation	1,319,537

The accompanying notes are an integral part of these financial statements.

ESSENTIAL 40 STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.8% (Continued)
	SOFTWARE - 10.3%
5,416	Microsoft Corporation	$1,778,560
14,234	Oracle Corporation	1,507,950
9,107	Palo Alto Networks, Inc. (a)	1,943,342
		5,229,852
	TECHNOLOGY HARDWARE - 3.3%
9,452	Apple, Inc.	1,675,367

	TECHNOLOGY SERVICES - 6.8%
5,136	Automatic Data Processing, Inc.	1,073,373
8,569	International Business Machines Corporation	1,101,888
5,627	Visa,Inc., Class A	1,243,735
		3,418,996
	TELECOMMUNICATIONS - 2.1%
29,735	Verizon Communications, Inc.	1,059,458

	TRANSPORTATION& LOGISTICS - 5.1%
33,455	Delta AirLines, Inc. (a)	1,215,420
6,483	FedEx Corporation	1,413,163
		2,628,583
	WHOLESALE - CONSUMER STAPLES - 4.2%
14,410	Archer-Daniels-Midland Company	1,018,067
15,532	Sysco Corporation	1,086,463
		2,104,530

	TOTAL COMMON STOCKS (Cost $50,987,717)	50,380,344

	TOTAL INVESTMENTS - 99.8% (Cost $50,987,717)	$50,380,344
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	117,547
	NET ASSETS - 100.0%	$50,497,891

LP	- Limited Partnership

LTD	- Limited Company

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2023

Assets:
Investments in Securities at Fair Value (at cost $50,987,717)	$50,380,344
Cash Deposits with Broker	23
Receivable for Fund Shares Sold	628
Dividends and Interest Receivable	155,392
Prepaid Expenses and Other Assets	21,181
Total Assets	50,557,568

Liabilities:
Due to custodian	12,465
Investment Advisory Fees Payable	8,092
Payable to Related Parties	8,967
Payable for Audit and Tax fees	18,698
Accrued Expenses and Other Liabilities	11,455
Total Liabilities	59,677

Net Assets	$50,497,891

Composition of Net Assets:
Net Assets consisted of:
Paid-in-Capital	$51,887,684
Accumulated Losses	(1,389,793)
NET ASSETS	$50,497,891

Net Asset Value, Offering and Redemption Price Per Share
Class I Shares:
Net Assets	$50,497,891
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	4,202,292
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$12.02

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2023

Investment Income:
Dividend Income (Net of tax withholding of $4,218)	$1,001,589
Interest Income	11,741
Total Investment Income	1,013,330

Expenses:
Investment Advisory Fees	196,574
Administration Fees	57,099
Registration Fees	31,033
Transfer Agent Fees	30,444
Fund Accounting Fees	29,142
Legal Fees	27,942
Trustees’ Fees	26,632
Chief Compliance Officer Fees	24,739
Audit and Tax Fees	18,945
Third Party Administrative Servicing Fees	18,620
Printing Expense	10,169
Custody Fees	5,210
Insurance Expense	4,801
Interest Expense	3,210
Miscellaneous Expenses	2,715
Total Expenses	487,275
Less: Fees Waived and Expenses Reimbursed by Adviser	(208,476)
Net Expenses	278,799
Net Investment Income	734,531

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	1,829,741
Net Change in Unrealized Depreciation on Investments	(3,263,920)
Net Realized and Unrealized Gain (Loss) on Investments	(1,434,179)

Net Decrease in Net Assets Resulting From Operations	$(699,648)

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	May 31, 2023	May 31, 2022
Operations:
Net Investment Income	$734,531	$471,285
Net Realized Gain on Investments	1,829,741	4,757,837
Net Change in Unrealized Depreciation on Investments	(3,263,920)	(4,719,881)
Net Increase (Decrease) in Net Assets Resulting From Operations	(699,648)	509,241

Distributions to Shareholders:
Class I Shares:
Total Distributions Paid	(3,876,973)	(4,165,870)
Net Decrease in Net Assets From Distributions to Shareholders	(3,876,973)	(4,165,870)

Beneficial Interest Transactions:

Class I Shares:
Proceeds from Shares Issued	42,104,482	6,341,336
Distributions Reinvested	3,773,594	3,829,230
Cost of Shares Redeemed	(21,390,860)	(17,619,924)
Total Class I Transactions	24,487,216	(7,449,358)

Net Increase (Decrease) in Net Assets Resulting From Beneficial Interest Transactions	24,487,216	(7,449,358)

Increase (Decrease) in Net Assets	19,910,595	(11,105,987)

Net Assets:
Beginning of Year	30,587,296	41,693,283
End of Year	$50,497,891	$30,587,296

Share Activity:
Class I Shares:
Shares Issued	3,331,629	435,748
Shares Reinvested	319,525	277,503
Shares Redeemed	(1,744,567)	(1,242,815)
Net Increase (Decrease) in shares of beneficial interest outstanding	1,906,587	(529,564)

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	May 31, 2023	May 31, 2022	May 31, 2021	May 31, 2020	May 31, 2019

Net Asset Value, Beginning of Year	$13.32	$14.76	$10.32	$10.17	$10.42

Activity From Investment Operations:
Net investment income (a)	0.23	0.18	0.18	0.18	0.17
Net realized and unrealized gain (loss) from investments	(0.42)	0.01	4.42	0.12 (d)	(0.29)
Total from investment operations	(0.19)	0.19	4.60	0.30	(0.12)

Distributions to shareholders from:
Net investment income	(0.16)	(0.20)	(0.16)	(0.15)	(0.13)
Net realized gains	(0.95)	(1.43)	—	—	—
Total distributions	(1.11)	(1.63)	(0.16)	(0.15)	(0.13)

Paid in capital from redemption fees	—	—	—	—	0.00 (e)

Net Asset Value, End of Year	$12.02	$13.32	$14.76	$10.32	$10.17

Total Return (b)	(1.27)%	0.89%	44.82%	2.76%	(1.08)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$50,498	$30,587	$41,693	$35,254	$28,341
Ratio of expenses to average net assets: (f)
before reimbursement (c)	1.24%	1.29%	1.27%	1.31%	1.58%
net of reimbursement	0.71%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets	1.87%	1.28%	1.48%	1.63%	1.56%
Portfolio turnover rate	55%	21%	102%	39%	17%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers by the Adviser.

(d)	The amount of net realized gain per share does not agree with the amount reported in the Statement of Operations due to the timing of shareholder transactions.

(e)	Amount represents less than $0.005.

(f)	Ratio of expenses to average net assets (excluding interest expense):

before reimbursement (c)	1.23%	1.29%	1.27%	1.31%	1.58%
net of reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2023

1.	ORGANIZATION

Essential 40 Stock Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust II, (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company. The primary investment objective of the Fund is to seek to track, before fees and expenses, the performance of the Essential 40 Stock Index. The inception date of the Fund is June 6, 2014.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost (which approximates fair value). Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Valuation Designee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2023

determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2023 for the Fund’s assets and liabilities measured at fair value on a recurring basis:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$50,380,344	$—	$—	$50,380,344
Total	$50,380,344	$—	$—	$50,380,344

*	See the Schedule of Investments for industry classification.

The Fund did not hold any Level 3 securities during the period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. The Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class. The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Funds will record a receivable for such tax refunds based on several factors including an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2023

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years May 31, 2020 – May 31, 2022, or expected to be taken in the Fund’s May 31, 2023 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Ohio. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex- dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended May 31, 2023, amounted to $42,898,830 and $21,506,595, respectively, for the Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – KKM Financial LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. For the year ended May 31, 2023, the Adviser earned advisory fees of $196,574 from the Fund.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until September 30, 2024, so that the total annual operating expenses of the Fund do not exceed 0.70% of the average daily net assets of the Class I shares.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2023

Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the year ended May 31, 2023, the Adviser waived fees and reimbursed expenses of $208,476. As of May 31, 2023, the cumulative expenses subject to recapture amounted to $636,835, of which $210,242 expires May 31, 2024, $218,117 expires May 31, 2025, and $208,476 expires May 31, 2026.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The distributor acts as the Fund’s principal underwriter in a continuous offering of Funds’ shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) - UFS, an affiliate of the Distributor, provides administration, fund accounting and transfer agent services to the Fund. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) - Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at May 31, 2023, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Appreciation
$52,716,778	$3,414,246	$(5,750,680)	$(2,336,434)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	May 31, 2023	May 31, 2022
Ordinary Income	$641,857	$1,165,728
Long-Term Capital Gain	3,235,116	3,000,142
	$3,876,973	$4,165,870

As of May 31, 2023, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$516,130	$430,511	$—	$—	$—	$(2,336,434)	$(1,389,793)

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2023

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gains (losses), and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships.

During the fiscal year ended May 31, 2023, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, and the use of tax equalization credits, resulted in reclassifications for the Fund for the fiscal year ended May 31, 2023, as follows:

Paid in Capital	Accumulated Loss
$921,350	$(921,350)

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of the control of the Fund, under section 2[a] 9 of the Act. As of May 31, 2023, Pershing LLC held 52.18% of the voting securities of Class I. The Fund has no knowledge as to whether all or any portion of the shares owned by Pershing LLC are also beneficially owned by Pershing LLC.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of Essential 40 Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Essential 40 Stock Fund (the Fund), including the schedule of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more KKM Financial, LLC advised investment companies since 2015.

Denver, Colorado

July 28, 2023

Essential 40 Stock Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2023

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 18, 2023, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Essential 40 Stock Fund (“Essential 40”) and KKM Financial, LLC (“KKM Financial”), (the “KKM Advisory Agreement”).

Based on their evaluation of the information provided by KKM Financial, in conjunction with Essential 40’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the KKM Advisory Agreement with respect to Essential 40.

In advance of the Meeting, the Board requested and received materials to assist them in considering the renewal of the KKM Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the KKM Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the KKM Advisory Agreement and comparative information relating to the advisory fee and other expenses of Essential 40. The materials also included due diligence materials relating to KKM Financial (including due diligence questionnaires completed by KKM Financial, select financial information of KKM Financial, bibliographic information regarding Essential 40’s key management and investment advisory personnel, and comparative fee information relating to Essential 40) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the KKM Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement. In considering the renewal of the KKM Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. During the discussions with KKM, the Board reviewed materials provided by KKM relating to the KKM Advisory Agreement, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Essential 40 including the individuals that primarily monitor and execute the investment process. The Board discussed and noted that they have met with KKM previously and were familiar with KKM’ ability to manage a fund as well as its commitment to Essential 40. The Board then discussed the extent of KKM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered KKM’s specific responsibilities in all aspects of the day-to-day management of Essential 40 and concluded that KKM’s personnel have the qualifications and expertise to manage Essential 40. The Board also noted that KKM continued to be committed to the investment strategy put in place for Essential 40 in 2017. Additionally, the Board received responses from the representatives of KKM with respect to a series of important questions,

Essential 40 Stock Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2023

including: whether KKM is involved in any lawsuits or pending regulatory actions; whether the management of other accounts conflicts with its management of Essential 40; and whether KKM has procedures in place to adequately allocate trades among its respective clients. The Board also reviewed the descriptions provided by KKM of its practices for monitoring compliance with Essential 40’s investment limitations, noting that KKM’s chief compliance officer would continually review the portfolio managers’ performance of their duties with respect to Essential 40 to ensure compliance under KKM’s compliance program. The Board then reviewed the capitalization of KKM based on financial information and other materials provided by and discussed with KKM and concluded that KKM was sufficiently well-capitalized, or that its control person had the ability to make additional contributions in order to meet its obligations to Essential 40. The Board discussed KKM’s compliance structure and broker selection process and engaged in a discussion with the Trust’s chief compliance officer regarding KKM’s business practices. The Board noted that the CCO of the Trust continued to represent that KKM’s compliance policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board also noted KKM’s representation that the prospectus and statement of additional information for Essential 40 accurately describe the investment strategies of Essential 40. The Board concluded that KKM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the KKM Advisory Agreement with respect to Essential 40 and that the nature, overall quality and extent of the management services to be provided by KKM were satisfactory.

Performance. The Board discussed the reports prepared by Broadridge and reviewed the performance of Essential 40 as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods ended March 31, 2023. The Board noted that performance for the one year and three year periods reflected Essential 40’s current strategy while performance for longer periods included the performance of Essential 40 under its previous investment strategy. Accordingly, the Board focused its review on the performance of Essential 40 after the investment strategy change. The Board discussed the reports prepared by Broadridge and reviewed the performance of Essential 40 as compared to its peer group, Morningstar category and the Essential 40 Stock Index (the “Index”) for the one year and three year periods ended March 31, 2023. The Board noted that Essential 40 had underperformed the Index, but outperformed the Morningstar category and peer group medians for the one year and three year periods. After further discussion, the Board concluded that the current strategy should result over time in improved longer-term performance and that current performance was acceptable.

Fees and Expenses. As to the costs of the services provided by KKM, the Board discussed the comparison of advisory fees and total operating expense data and reviewed Essential 40’s advisory fee and overall expenses compared to its peer group and Morningstar category as presented in the Broadridge Report. The Board noted that the advisory fee was below the peer group median and Morningstar category median. The Board also reviewed the contractual arrangements for Essential 40, which stated that KKM had agreed to waive or limit its advisory fee and/or reimburse expenses at least until September 30, 2024, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 0.70% of Essential 40’s average net assets for Class I shares and found such arrangements to be beneficial to shareholders. The Board concluded that the expense cap for Essential 40 was in the best interest of shareholders. It was the consensus of the Board that, based on KKM’s experience and expertise, and the services provided by KKM to Essential 40, that the advisory fee charged by KKM was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to KKM with respect to Essential 40 based on breakeven and profitability reports and analyses reviewed by the Board and

Essential 40 Stock Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2023

the selected financial information provided by KKM. The Board noted that KKM continues to subsidize Essential 40 and concluded that profits from KKM’s relationship with Essential 40 were not excessive.

Economies of Scale. As to the extent to which Essential 40 will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed KKM’s expectations for growth of Essential 40. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from KKM Financial as the Trustees believed to be reasonably necessary to evaluate the terms of the KKM Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the KKM Advisory Agreement, (a) the terms of the KKM Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the KKM Advisory Agreement is in the best interests of Essential 40 and its shareholders. In considering the approval of the KKM Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that the approval of the KKM Advisory Agreement was in the best interest of Essential 40 and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement.

Essential 40 Stock Fund
EXPENSE EXAMPLES (Unaudited)
May 31, 2023

As a shareholder of the Essential 40 Stock Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2022 through May 31, 2023.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales loads, or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical

	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	12/1/22	Value 5/31/23	During Period*	Value 5/31/23	During Period*
Essential 40 Stock Fund	0.70%	$1,000.00	$1,001.60	$3.49	$1,021.44	$3.53

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

Essential 40 Stock Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2023

The Trustees and the officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen 1972	Trustee Since May 2011	Trustee of Northern Lights Fund Trust II (since 2011); Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019); Secretary of CLS Investments, LLC (from 2001 to 2018); Secretary of Orion Advisor Services, LLC (from 2001 to 2018); General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), Secretary (from 2003 to 2018) and Manager (from 2005 to 2018) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel of Constellation Trust Company (from 2004 to 2018); CEO (from 2015 to 2018), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary of Blu Giant, LLC (from 2011 to 2018); Secretary of Gemini Fund Services, LLC (from 2012 to 2018); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer of AdvisorOne Funds (from 2003 to 2018).	1	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director of Constellation Trust Company (from 2004 to 2018)
Thomas T. Sarkany 1946	Trustee Since October 2011	President, TTS Consultants, LLC (financial services) (since 2010); President, TTS Associates, Inc. (financial services) (since December 2022).	1	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm)(since 2007).	1	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	1	NONE
Randal D. Skalla 1962	Trustee Since May 2011	President, L5 Enterprises, Inc. (financial services company) (since 2001).	1	NONE

Essential 40 Stock Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2023

Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 1969	President Since January 2013	Vice President of The Ultimus Group, LLC; Executive Vice President, Head of Fund Administration and Product (since 2019) and President (2012 - 2019) of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC).	N/A	N/A
Erik Naviloff 1968	Treasurer Since January 2013	Vice President of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (since 2011).	N/A	N/A
Jared Lahman 1986	Anti-Money Laundering Officer since January 2022	Compliance Analyst, Northern Lights Compliance Services, LLC (since January 2019); Manager, Fund Accounting, Gemini Fund Services, LLC (January 2014 to December 2018).	N/A	N/A
Emile R. Molineaux 1962	Chief Compliance Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	As of May 31, 2023, the Trust was comprised of 21 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and not to any other series of the Trust. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Funds Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-767-3863.

Privacy Policy

Rev. May 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-631-490-4300

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-767-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling1-844-767-3863.

Investment Adviser
KKM Financial LLC
141 W. Jackson Blvd, Suite 1711
Chicago, IL 60604

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Essential-AR23

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $15,400

2022 - $14,000

(b)	Audit-Related Fees

2023 - None

2022 - None

(c)	Tax Fees

2023 - $3,300

2022 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 - None

2022 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                                  2023          2022

                       Audit-Related Fees:         0.00%       0.00%

Tax Fees:                        0.00%       0.00%

All Other Fees:                0.00%       0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $3,300

2022 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/4/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/4/23

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 8/4/23